UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant To Section 13 or 15(D) of the Securities Exchange Act of 1934

March 20, 2007

Date of report (Date of earliest event reported)

VCG HOLDING CORP.

(Exact Name of Registrant as Specified in its Charter)

Colorado	001-32208	84-1157022
(State of Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification)

390 Union Blvd, Suite 540, Lakewood, CO 80228

(Address of principal executive offices, including zip code)

(303) 934-2424

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.01	Completion of Acquisition or Disposition of Assets

This Current Report on Form 8-K/A of VCG Holding Corp., a Colorado corporation (the “Company”) constitutes Amendment No. 1 to the Company’s Current Report on Form 8-K (the “Original 8-K”) which was filed with the Securities and Exchange Commission on March 21, 2007 in connection with a certain acquisition by the Company. The Original 8-K did not include the financial statements and pro forma financial information of the business acquired. In addition the effective date was reported as March 31, 2007 and should have been reported as March 1, 2007 This Amendment No. 1 is filed to provide the financial statements of business acquired required by Item 9.01(a) pro forma financial information required by Item 9.01(b) of the Form 8-K and reports the effective date of the purchase as March 1, 2007.

Section 9. Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

Filed herewith.

(b)	Pro forma financial information.

Filed herewith.

(d)	Exhibit No.	Exhibit Title.

	Exhibit 23.1	Consent of Ronald R. Chadwick PC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VCG HOLDING CORP.

Date: July 13, 2007	By:	/s/ Donald W. Prosser
	Name:	Donald W. Prosser
	Title:	Chief Financial and Accounting Officer

Item 9.01 (a)

MRC, L.P.

Financial Statements

For the years ended December 31, 2004, 2005, 2006 and two month ended

February 28, 2007(unaudited)

with

Independent Registered Public Accounting Firm Report

RONALD R. CHADWICK, P.C.

Certified Public Accountant

2851 South Parker Road, Suite 720

Aurora, Colorado 80014

Telephone (303)306-1967

Fax (303)306-1944

REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

To The Partners

MRC L.P.

Lakewood, Colorado

I have audited the accompanying balance sheets of MRC L.P. as of December 31, 2004, 2005, and 2006, and the related statements of operations, stockholders’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MRC L.P. as of December 31, 2004, 2005, and 2006, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Aurora, Colorado
P.C.
May 10, 2007	RONALD R. CHADWICK, P.C.

MRC L.P.

Balance Sheets

	December 31,			(unaudited) February 28,
	2004	2005	2006	2007
Assets
Current Assets
Cash & cash equivalents	$64,934	$71,659	$94,426	$69,150
Other receivables	2,983	1,987	1,949	2,293
Prepaid expenses	—	3,373	—	4,102
Inventories	12,290	11,062	13,920	15,786

Total Current Assets	80,207	88,081	110,295	91,331

Equipment and Leasehold Improvements
Equipment and furniture	129,117	137,339	145,767	145,767
Signs	16,249	16,249	16,249	16,249
Leasehold improvements	222,822	235,828	238,272	244,848
Less accumulated depreciation and amortization	(157,238)	(184,768)	(210,108)	(214,557)

Net equipment and leasehold improvements	210,950	204,648	190,180	192,307

Other Assets
Deposits	1,719	3,942	2,333	2,669
Accounts receivable related party	62,701	35,701	35,701	—

Total Other Assets	64,420	39,643	38,034	2,669

Total Assets	$355,577	$332,372	$338,509	$286,307

Liabilities and Partners’ Equity
Current Liabilities
Accounts payable—trade	$21,180	$26,302	$18,928	$5,189
Accrued expenses	149,559	123,202	137,833	89,240

Total current liabilities	170,739	149,504	156,761	94,429

Partners’ Equity	184,838	182,868	181,748	191,878

Total Liabilities and Partners’ Equity	$355,577	$332,372	$338,509	$286,307

See notes to financial statements

MRC L.P.

Statements of Operations

	For the years ended December 31,			(unaudited) For the two Months ended February 28,
	2004	2005	2006	2007
Revenues
Sales of alcoholic beverages	$1,622,593	$1,578,809	$1,551,091	$246,608
Sales of tobacco products	6,583	5,227	6,009	789
Service revenue	1,148,599	1,061,680	1,013,833	155,418
Other	287,007	289,165	317,750	58,277

Total Revenue	3,064,782	2,934,881	2,888,683	461,092

Operating Expenses
Cost of goods sold	239,214	220,155	229,222	35,229
Salaries and wages	552,638	599,629	595,865	90,424
Management fee	120,258	111,014	102,218	17,984
Other general and administrative
Taxes and permits	59,656	73,545	66,345	12,905
Charge card and bank fees	24,316	19,209	14,915	1,625
Rent	742,190	688,075	687,528	107,364
Legal and professional	49,388	50,371	103,175	5,529
Advertising and marketing	92,635	132,864	119,228	16,525
Other	441,167	412,311	410,628	63,597
Depreciation and amortization	47,926	27,530	25,340	4,449

Total Operating Expenses	2,369,388	2,334,703	2,354,464	355,631

Income (loss) from operations	695,394	600,178	534,219	105,461

Other income (expenses)
Interest expense	(3,692)	(1,026)	—	—
Interest income	—	78	161	69

Total Other Income (Expenses)	(3,692)	(948)	161	69

Net income (loss)	$691,702	$599,230	$534,380	$105,530

See notes to financial statements

MRC L.P.

Statement of Partners’ Equity

For the years ended December 31, 2004, 2005, 2006 and two months ended February 28,2007 (unaudited)

Balance, December 31, 2004	$141,136

Distribution	(648,000)

Net income	691,702

Balance, December 31, 2004	184,838

Distribution	(601,200)

Net income	599,230

Balance, December 31, 2005	182,868

Distribution	(535,500)

Net income	534,380

Balance, December 31, 2006	181,748

Distribution	(95,400)

Net income	105,530

Balance, February 28, 2007	$191,878

See notes to financial statements

MRC L.P.

Statements of Cash Flows

For the years ended,

	For the years ended December, 31			(unaudited) For the two Months ended February 28,
	2004	2005	2006	2007
Net income (loss)	$691,702	$599,230	$534,380	$105,530
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	47,926	27,530	25,340	4,449
(Increase) decrease in other receivables	(558)	997	38	(344)
(Increase) decrease in inventory	(2,492)	1,228	(2,858)	(1,866)
(Increase) decrease in prepaid expenses	—	(3,373)	3,373	(4,102)
Decrease in accounts receivable related party	—	27,000	—	35,701
Increase (decrease) in trade accounts payable	12,856	5,120	(7,374)	(13,739)
Increase (decrease) in accrued expenses	(50,530)	(26,357)	14,631	(48,593)
(Increase) decrease in deposits	—	(2,222)	1,609	(336)

Net cash provided by operating activities	698,904	629,153	569,139	76,699

Investing Activities
Cost of liquor license	—	—	—	—
Purchases of equipment and leasehold improvements	(42,726)	(21,228)	(10,872)	(6,576)

Net cash used by investing activities	(42,726)	(21,228)	(10,872)	(6,576)

Financing Activities
Distribution	(648,000)	(601,200)	(535,500)	(95,400)

Net cash provided by financing activities	(648,000)	(601,200)	(535,500)	(95,400)

Net increase (decrease) in cash	8,178	6,725	22,767	(25,277)

Cash beginning of year	56,756	64,934	71,659	94,427

Cash end of year	$64,934	$71,659	$94,427	$69,150

See notes to financial statements

MRC, L.P.

Notes to Financial Statements

December 31, 2004, 2005, and 2006

1)	Organization

The Company formed as a Illinois Limited Partnership in August 1998. The Company is in the business of owning and operating a nightclub which provides premium quality live adult entertainment, restaurant and beverage services in an up-scale environment to affluent patrons. The Company operates the nightclub in Sauget, Illinois.

The Company has selected December 31 as its year end.

2)	Summary of Accounting Policies

Use of Estimates in the Preparation of Financial Statements

Preparation of the Company’s financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

Inventories

Inventories, consisting principally of liquor and food products, are stated at the lower of cost or market (first-in, first-out method).

Property and Equipment

Property and equipment are stated at cost. Cost of property renovations or improvements are capitalized; costs of property maintenance and repairs are charged against operations as incurred. Depreciation and amortization is computed using the straight-line method over the estimated useful lives of the individual assets, as follows:

Leasehold improvements	2-5 years
Equipment	5-7 years

MRC, L.P.

Notes to Financial Statements (Continued)

December 31, 2004, 2005, and 2006

2)	Summary of Accounting Policies (Continued)

Revenue Recognition

The Company recognizes all revenues at point-of-sale upon receipt of cash, check or charge card sale.

Income Taxes

No income tax provision has been included in the financial statement since income or loss of the Partnership is required to be reported by the respective partners on their individual tax returns.

Advertising and Marketing

The advertising and marketing costs are expenses as incurred.

Goodwill

The Company adopted the Statement of Financial Accounting Standards (“SFAS”) No. 142 “Goodwill and other Intangible Assets” on January 1, 2002. Under the guidance of Statement 142, goodwill is no longer subject to amortization over its estimated useful life. Rather, goodwill will be subject to at least an annual assessment for impairment by applying a fair value base test. The adoption of this statement did not have a material effect on the financial position or results of operations of the Company, as no adjustment was needed at December 31, 2006.

3)	Commitments

The Company has a lease on the facility with a minimum and additional rent to make total rent 24% of “gross sales”. The future minimum lease commitment as of December 31, 2006 for this lease is as follows:

Year ended
December 31, 2007	$240,000
December 31, 2008	$240,000
December 31, 2009	$240,000
December 31, 2010	$240,000
December 31, 2011	$240,000
Thereafter	$3,600,000

MRC, L.P.

Notes to Financial Statements (Continued)

December 31, 2004, 2005, and 2006

4)	Related party transactions

The lease (note 3) has been personally guaranteed by the president of the general partner.

The accounts receivable related party is from International Entertainment Consultants, Inc. (“IEC”) that is owned by a Company controlled by the president of the general partner. The assets being held by IEC to repay the accounts receivable consist of cash and accounts receivables from other related parties and employees of related companies. In February of 2007 the entire balance of $35,701 was retired.

Item 9.01(b)

VCG Holding Corp

Unaudited Pro Forma Combined Information

Introduction

Effective March 1, 2007, the Company acquired the general partnership interest, 1% and a 99% limited partnership interest, totaling 100%, in MRC, LP. a Illinois Limited Partnership. The acquisition of MRC, LP. is being accounted for by the purchase method of accounting; therefore the operations have been included in the accompanying statements of operations since the date of acquisition. Under purchase accounting, the purchase price was allocated to the assets acquired based on their fair values. Consideration for the purchase was $3,691,000.

The unaudited pro forma combined financial statements do not purport to be indicative of the results that would actually have been obtained if the combinations had been in effect on the dates indicated, or that may be obtained in the future combined financial statements should be read in conjunction with the historical consolidated financial statements of VCG Holding Corp., together with the related notes thereto.

VCG Holding Corp.

Unaudited Pro Forma Statements of Income

For the three months ended March 31, 2007

	As reported	One Month January 31, 2007 RCC, LP	One Month January 31, 2007 Cardinal Management Partnership, LP	Two Months February 28, 2007 MRC, LP	Pro Forma Adjustments		Pro Forma
Revenues
Sales of Alcoholic beverages	$3,160,258	$63,151	$56,468	$246,608			$3,526,485
Sales of food and merchandise	357,617	198	42	789			358,646
Service revenue	1,738,880	40,607	36,240	155,418			1,971,145
Other	1,130,641	7,089	4,002	58,277	a	(33,541)	1,166,468

Total Revenue	6,387,396	111,045	96,752	461,092			7,022,744

Operating Expenses
Cost of goods sold	883,616	10,637	14,280	35,229			943,762
Salaries and wages	1,374,566	39,201	41,328	108,408	a	(25,917)	1,537,586
Other general and administrative
Taxes and permits	249,645	5,314	6,286	12,905			274,150
Charge card and bank fees	65,691	767	555	1,625			68,638
Rent	539,145	11,396	6,783	107,364			664,688
Legal and professional	147,629	2,613	4,113	5,529	a	(3,846)	156,038
Advertising and marketing	257,383	4,030	4,210	16,525			282,148
Other	1,235,481	21,850	26,860	63,597	a	(3,778)	1,344,010
Depreciation & amortization	221,745	583	1,349	4,449			228,126

Total Operating Expenses	4,974,901	96,391	105,764	355,631			5,499,146

Income from operations	1,412,495	14,654	(9,012)	105,461			1,523,598

Other income (expenses)
Interest expense	(536,672)	—	—	—			(536,672)
Interest income	147,789	20	17	69			147,895
Gain on sale of assets	179,189	—	—	—			179,189
Unrealized gain on sale of marketable securities	8,381	—	—	—			8,381

Total Other Income (Expenses)	(201,313)	20	17	69			(201,207)

Net income from continuing operations before income taxes	1,211,182	14,674	(8,995)	105,530			1,322,391

Income tax expense - current	—	—	—	—			—
Income tax expense - deferred	150,000	—	—	—			150,000

Total income taxes	150,000	—	—	—			150,000

Minority interest	(33,244)	—	—	—	c	(232)	(33,476)

Income from continuing operations	1,027,938	14,674	(8,995)	105,530			1,138,915

Discontinued operations
Loss from operations of discontinued components	(15,085)	—	—	—			(15,085)
Income taxes	—	—	—	—			—

Loss from discontinued operations	(15,085)	—	—	—			(15,085)

Net income	1,012,853	14,674	(8,995)	105,530			1,123,830

Preferred stock dividends	—	—	—	—			—

Net income applicable to common shareholders	$1,012,853	$14,674	$(8,995)	$105,530			$1,123,830

Income (loss) from continuing operations	$0.07						$0.08
Income (loss) from discontinued operations	$(0.00)						$(0.00)
Preferred stock dividends	$—						$—

Net income (loss) applicable to common shareholders	$0.07						$0.08

Weighted average shares outstanding	14,606,729						14,606,729

VCG Holding Corp

Notes to Unaudited Pro Forma Combined Information

For the Three Months Ended March 31, 2007

The unaudited pro forma combined financial information gives effect to the following:

The unaudited pro forma combined financial information reflects the following adjustments:

(a)	To eliminate the intercompany charges related to the acquired entities that are carried on the books of International Entertainment Consultants, Inc. (wholly owned subsidiary of VCG) as management fee income and carried as expenses on the books of the acquired entities:

Cardinal Management Partnership, LP	$17,199
RCC, LP	16,342

$33,541

(b)	To include the minority expense for minority interests of the acquired entities not purchased by VCG:

Cardinal Management Partnership, LP	$(1,529)
RCC, LP	1,761

$232

VCG Holding Corp.

Unaudited Pro Forma Statements of Income

For the year ended December 31, 2006

	As reported	Consolidated Restaurants Limited, LLC	Denver Restaurant Concepts, LP	Kentucky Restaurant Concepts, Inc. & Affiliate	RCC, LP	Cardinal Management Partnership, LP	MRC, LP	Pro Forma Adjustments		Pro Forma
Revenues
Sales of Alcoholic beverages	$6,849,528	$649,910	$1,943,423	$752,444	$926,184	$856,686	$1,551,091			$13,529,266
Sales of food and merchandise	945,340	66,079	89,960	281,599	1,393	1,675	6,009			1,392,055
Service revenue	3,618,038	311,900	922,522	860,822	559,850	588,193	1,013,833			7,875,158
Other	4,701,675	23,760	201,551	911,074	97,186	63,561	317,750	b	(1,870,089)	4,446,468

Total Revenue	16,114,581	1,051,649	3,157,456	2,805,939	1,584,613	1,510,115	2,888,683			27,242,947

Operating Expenses
Cost of goods sold	2,259,896	228,061	379,125	196,301	162,372	175,746	229,222			3,630,723
Salaries and wages	4,730,095	283,773	660,730	458,868	486,441	518,677	698,083	b	(1,554,910)	6,281,757
Other general and administrative
Taxes and permits	347,531	40,191	42,714	45,633	61,536	72,676	66,345			676,626
Charge card and bank fees	228,765	11,267	18,241	17,820	8,505	6,640	14,915			306,153
Rent	832,240	101,564	194,400	107,860	159,412	105,345	687,528			2,188,349
Legal and professional	403,220	11,623	50,817	81,532	30,719	52,760	103,175	b	(121,712)	612,134
Advertising and marketing	471,703	63,549	88,229	124,810	57,860	55,875	119,228			981,254
Other	2,899,999	186,810	484,156	996,565	256,029	297,818	410,628	b	(193,467)	5,338,538
Depreciation & amortization	664,399	22,950	53,344	20,285	7,176	14,586	25,340			808,080

Total Operating Expenses	12,837,848	949,788	1,971,756	2,049,674	1,230,050	1,300,123	2,354,464			20,823,614

Income from operations	3,276,733	101,861	1,185,700	756,265	354,563	209,992	534,219			6,419,333

Other income (expenses)
Interest expense	(1,494,658)	(17,639)	—	(43)	—	—	—	a	(784,500)	(2,296,840)
Interest income	17,638	—	395	253	124	161	161			18,732
Gain on sale of assets	44,184		—	7,253	—	—	—			51,437
Gain on sale of marketable securities	328	—	—	—	—	—	—			328
Bad debt on uncollectable note receivable	(24,538)	—	—	—	—	—	—			(24,538)

Total Other Income (Expenses)	(1,457,046)	(17,639)	395	7,463	124	161	161			(2,250,881)

Net income from continuing operations before income taxes	1,819,687	84,222	1,186,095	763,728	354,687	210,153	534,380			4,168,452

Income tax expense - current	—	—		52,245	—	—	—	d	253,855	306,100
Income tax expense - deferred	200,000	—	—	—	—	—	—	e	207,400	407,400

Total income taxes	200,000	—	—	52,245	—	—	—			713,500

Minority interest	(99,324)	—	—	—	—	—	—	c	(164,109)	(263,433)

Income from continuing operations	1,520,363	84,222	1,186,095	711,483	354,687	210,153	534,380			3,191,519

Discontinued operations
Loss from operations of discontinued components	(404,687)	—	—	—	—	—	—			(404,687)
Income taxes	—	—	—	—	—	—	—			—

Loss from discontinued operations	(404,687)	—	—	—	—	—	—			(404,687)

Net income	1,115,676	84,222	1,186,095	711,483	354,687	210,153	534,380			2,786,832

Preferred stock dividends	(878,843)	—	—	—	—	—	—			(878,843)

Net income applicable to common shareholders	$236,833	$84,222	$1,186,095	$711,483	$354,687	$210,153	$534,380			$1,907,989

Income (loss) from continuing operations	$0.17									$0.31
Income (loss) from discontinued operations	$(0.04)									$(0.04)
Preferred stock dividends	$(0.10)									$(0.09)

Net income (loss) applicable to common shareholders	$0.03									$0.19

Weighted average shares outstanding	9,128,985									10,167,220

VCG Holding Corp

Notes to Unaudited Pro Forma Combined Information

For the Year Ended December 31, 2006

The unaudited pro forma combined financial information gives effect to the following:

The unaudited pro forma combined financial information reflects the following adjustments:

(d)	To add the difference in interest expense for the acquisition loans as follows:

Consolidated Restaurants Limited, LLC	$66,392
Denver Restaurant Concepts, LP	446,108
MRC	272,000

$784,500

(e)	To eliminate the intercompany charges related to the acquired entities that are carried on the books of International Entertainment Consultants, Inc. (wholly owned subsidiary of VCG) as management fee income and carried as expenses on the books of the acquired entities:

Denver Restaurant Concepts, LP	$466,863
Kentucky Restaurant Concepts, Inc.	338,399
RCC, LP	332,865
Cardinal Management Partnership, LP	315,765
MRC	416,197

$1,870,089

(f)	To include the minority expense for minority interests of the acquired entities not purchased by VCG:

Denver Restaurant Concepts, LP	$83,027
RCC, LP	45,256
Cardinal Management Partnership, LP	35,726

$164,109

(g)	To include income taxes:

Kentucky Restaurant Concepts, Inc.	$117,255
RCC, LP	74,400
Cardinal Management Partnership, LP	47,500
MRC, LP	14,700

$253,855

(h)	To include deferred income taxes:

Kentucky Restaurant Concepts, Inc.	$90,500
RCC, LP	30,600
Cardinal Management Partnership, LP	11,800
MRC, LP	74,500

$207,400

VCG Holding Corp.

Unaudited Pro Forma Statements of Income

For the year ended December 31, 2005

	As reported	Consolidated Restaurants Limited, LLC	Denver Restaurant Concepts, LP	Kentucky Restaurant Concepts, Inc. & Affiliate	RCC, LP	Cardinal Management Partnership, LP	MRC, LP	Pro Forma Adjustments		Pro Forma
Revenues
Sales of Alcoholic beverages	$6,125,913	$673,888	$1,731,046	$766,064	$777,768	$866,671	$1,578,809			$12,520,159
Sales of food and merchandise	1,114,391	71,046	54,369	260,301	1,882	1,328	5,227			1,508,544
Service revenue	3,545,049	260,869	940,496	820,961	538,209	536,785	1,061,680			7,704,049
Other	5,068,800	41,989	184,662	807,937	84,179	51,224	289,165	b	(1,861,169)	4,666,787

Total Revenue	15,854,153	1,047,792	2,910,573	2,655,263	1,402,038	1,456,008	2,934,881			26,399,539

Operating Expenses
Cost of goods sold	2,016,753	276,628	316,171	183,689	130,271	150,931	220,155			3,294,598
Salaries and wages	5,827,683	262,513	643,531	449,347	505,789	514,500	710,643	b	(1,559,954)	7,354,052
Other general and administrative
Taxes and permits	245,107	55,633	42,793	48,327	63,426	71,280	73,545			600,111
Charge card and bank fees	219,249	7,344	14,269	15,189	7,035	5,722	19,209			288,017
Rent	865,039	122,327	191,400	109,800	142,656	101,806	688,075			2,221,103
Legal and professional	576,989	63,639	35,940	117,073	30,245	54,470	50,371	b	(120,958)	807,769
Advertising and marketing	547,756	70,780	125,539	122,581	57,966	58,800	132,864			1,116,286
Other	2,891,441	240,609	461,922	941,260	265,579	301,382	412,311	b	(180,257)	5,334,247
Depreciation & amortization	639,955	27,830	43,741	19,938	7,782	9,977	27,530			776,753

Total Operating Expenses	13,829,972	1,127,303	1,875,306	2,007,204	1,210,749	1,268,868	2,334,703			21,792,936

Income (loss) from operations	2,024,181	(79,511)	1,035,267	648,059	191,289	187,140	600,178			4,606,603

Other income (expenses)
Interest expense	(1,347,951)	(23,608)	—	—	—	—	(1,026)	a	(784,500)	(2,157,085)
Interest income	68,534	—	290	—	188	137	78			69,227
Gain on sale of assets	1,300	—	—	6,604	—	—	—			7,904
Gain on sale of marketable securities	1,265	—	—	—	—	—	—			1,265
Bad debt on uncollectable note receivable	—	—	—	—	—	—	—			—

Total Other Income (Expenses)	(1,276,852)	(23,608)	290	6,604	188	137	(948)			(2,078,689)

Net income (loss) from continuing operations before income taxes	747,329	(103,119)	1,035,557	654,663	191,477	187,277	599,230			2,527,914

Income tax expense - current	—	—	—	—	—	—	—	d	243,900	243,900
Income tax expense - deferred	—	—	—	—	—	—	—	e	207,400	207,400

Total income taxes	—	—	—	—	—	—	—			451,300

Minority interest	(28,969)	—	—	—	—	—	—	c	(127,295)	(156,264)

Income from continuing operations	718,360	(103,119)	1,035,557	654,663	191,477	187,277	599,230			1,920,350

Discontinued operations
Loss from operations of discontinued components	(303,881)	—	—	—	—	—	—			(303,881)
Income taxes	—	—	—	—	—	—	—			—

Loss from discontinued operations	(303,881)	—	—	—	—	—	—			(303,881)

Net income (loss)	414,479	(103,119)	1,035,557	654,663	191,477	187,277	599,230			1,616,469

Preferred stock dividends	(1,685,730)	—	—	—	—	—	—			(1,685,730)

Net income (loss) applicable to common shareholders	$(1,271,251)	$(103,119)	$1,035,557	$654,663	$191,477	$187,277	$599,230			$(69,261)

Income (loss) from continuing operations	$0.09									$0.20
Income (loss) from discontinued operations	$(0.04)									$(0.03)
Preferred stock dividends	$(0.20)									$(0.18)

Net income (loss) applicable to common shareholders	$(0.15)									$(0.01)

Weighted average shares outstanding	8,477,571									9,515,806

VCG Holding Corp

Notes to Unaudited Pro Forma Combined Information

For the Year Ended December 31, 2005

The unaudited pro forma combined financial information gives effect to the following:

The unaudited pro forma combined financial information reflects the following adjustments:

(i)	To add the difference in interest expense for the acquisition loans as follows:

Consolidated Restaurants Limited, LLC	$66,392
Denver Restaurant Concepts, LP	446,108
MRC	272,000

$784,500

(j)	To eliminate the intercompany charges related to the acquired entities that are carried on the books of International Entertainment Consultants, Inc. (wholly owned subsidiary of VCG) as management fee income and carried as expenses on the books of the acquired entities:

Denver Restaurant Concepts, LP	$471,766
Kentucky Restaurant Concepts, Inc.	322,897
RCC, LP	334,411
Cardinal Management Partnership, LP	330,929
MRC, LP	401,166

$1,861,169

(k)	To include the minority expense for minority interests of the acquired entities not purchased by VCG:

Denver Restaurant Concepts, LP	$72,489
RCC, LP	22,977
Cardinal Management Partnership, LP	31,829

$127,295

(l)	To include income taxes:

Kentucky Restaurant Concepts, Inc.	$132,000
RCC, LP	34,400
Cardinal Management Partnership, LP	41,000
MRC, LP	36,500

$243,900

(m)	To include deferred income taxes:

Kentucky Restaurant Concepts, Inc.	$90,500
RCC, LP	30,600
Cardinal Management Partnership, LP	11,800
MRC, LP	74,500

$207,400